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                                                                  Attachment D


            THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE


                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS:


        That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL III for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2001.



                                     /s/Glenn D. Lammey
                                     Director, Chief Financial Officer,
                                     Chief Accounting Officer and Controller
                                     The Travelers Insurance Company



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            THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL III for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2001.



                                      /s/ Marla Berman Lewitus
                                      Director
                                      The Travelers Insurance Company



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            THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, WILLIAM R. HOGAN of Farmington, Connecticut, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL III for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2001.


                                            /s/William R. Hogan
                                            Director
                                            The Travelers Insurance Company